UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Director Departure
On December 15, 2021, Retail Opportunity Investment Corp. (the “Company”) announced that Charles J. Persico, a long-tenured independent director, has advised the Board of Directors (the “Board”) of the Company that he will not stand for re-election at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) upon expiration of his current term. Mr. Persico’s leadership, business acumen and invaluable contributions over the years have been instrumental in the company’s growth and success. The decision of Mr. Persico to not stand for re-election to the Board was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
(d) Director Appointments
Appointment of Mss. Zabrina Jenkins and Adrienne Banks Pitts
On December 15, 2021, the Board elected Zabrina Jenkins and Adrienne Banks Pitts to become new independent directors of the Board effective December 15, 2021. In connection with this election, the Board temporarily increased the size of the Board by two directors until the 2022 Annual Meeting when Mr. Persico does not stand for re-election.
Ms. Jenkins, 51, has served as Senior Vice President and Deputy General Counsel of Starbucks Corporation since February 2020 (NASDAQ: SBUX). In this role she leads a diverse cross-functional team responsible for legal strategy, real estate, intellectual property, employment, commercial transactions, and litigation. From January 2019 to February 2020, Ms. Jenkins served as Vice President and Interim Chief Ethics and Compliance Officer and from April 2016 to January 2019 she served as Managing Director at Starbucks Corporation. Ms. Jenkins joined Starbucks Corporation in 2005 and prior to that was an attorney in private practice. Additionally, Ms. Jenkins serves as an Executive Champion of the Starbucks Black Partner Network, advises the Inclusion and Diversity Committee for the Law & Corporate Affairs department, and provides legal counsel to the Audit Committee of the Starbucks Corporation Board of Directors. Ms. Jenkins also currently serves as a member of the Board of Trustees for Central Washington University and as a member of the Advisory Board of Washington Leadership Institute and the Board of Directors of the Loren Miller Bar Foundation. Ms. Jenkins was selected as a 2019-2020 fellow of the International Women’s Forum. Ms. Jenkins received a B.S. in Business Administration, Finance from Central Washington University, an M.S. in Higher Education Administration from Syracuse University School of Education, and a J.D. from Syracuse University College of Law. The Company believes Ms. Jenkins’ extensive legal and corporate experience makes her qualified to serve as a director.
Ms. Pitts, 53, has served as Managing Director and General Counsel for Loop Capital, LLC since July 2016, and was recently appointed Corporate Secretary. In this role, she manages all legal concerns for the firm’s multiple financial services units, including real estate investments, corporate and public finance, its infrastructure fund, its growing real estate platform, as well as other asset and investment management matters. She works with these business units to assess risks related to M&A, capital and debt raising, and the firm’s other financial offerings and investments. Prior to that, from 1995 to 2015, Ms. Pitts was an attorney in private practice, elected to partner or principal at three international law firms where she served as both a litigator and transactional lawyer and represented large public and private companies in the areas of antitrust, banking, corporate governance, M&A, securities regulatory compliance, as well as white-collar criminal defense. Ms. Pitts also currently serves on the Finance and Audit Committees of the Francis W. Parker School in Chicago, as well as on World Business Chicago’s Legal Advisory Board. Ms. Pitts received a B.A. in Economics from the University of Pennsylvania, and a J.D. from Boston University School of Law. We believe Ms. Pitts’ extensive legal and corporate experience makes her qualified to serve as a director.

As an independent member of the Board, each of Ms. Jenkins and Ms. Pitts will be entitled to receive annual director cash retainer and equity compensation as more fully described in the Company’s Proxy Statement filed with the SEC on March 26, 2021.
There are no arrangements or understandings with any person pursuant to which either of Ms. Jenkins or Ms. Pitts was elected as a director of the Board. Neither of Ms. Jenkins or Ms. Pitts is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the U.S. Securities Act of 1933, as amended.

On December 15, 2021, the Company issued a press release (the “Press Release”) announcing Mr. Persico’s decision to not stand for re-election and the appointments of Mss. Jenkins and Pitts to the Board as well as the amendment to the Bylaws of the Company discussed below. A copy of the Press Release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 15, 2021, the Board adopted and approved the Company’s Amended and Restated Bylaws in order to replace Article XIII of the existing bylaws of the Company in its entirety with a revised Article XIII. Article XIII now permits stockholders to amend the Company’s bylaws by the affirmative vote of a majority of the votes entitled to be cast on the matter. Previously, Article XIII provided that the Board had the exclusive power to adopt, alter or repeal any provision of the bylaws of the Company and to make new bylaws.
The foregoing description is qualified in its entirety by reference to a copy of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, adopted December 15, 2021
99.1	Press Release, dated December 15, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021	RETAIL OPPORTUNITY INVESTMENTS CORP.
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer